UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2006

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
New Jersey	001-09120	22-2625848
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

PSEG POWER LLC
(Exact name of registrant as specified in its charter)
Delaware	000-49614	22-3663480
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, T-25
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 – Financial Information

Item 2.06 Material Impairments

     Public Service Enterprise Group Incorporated (PSEG) announced today that its subsidiary, PSEG Power LLC (Power), has reached agreement to sell its Lawrenceburg Energy Center located in Lawrenceburg, Indiana, to AEP Generating Company, a subsidiary of American Electric Power Company, Inc. (AEP). The facility is a 1,096-megawatt, gas-fired combined cycle electric generating plant that entered commercial operation in the summer of 2004.

     The sale price for the facility and inventory is $325 million. The proceeds, together with anticipated reduction in tax liability, will be approximately $425 million and will be used to retire debt. PSEG and Power have determined that as of the date of this report, the transaction will result in an after-tax charge to PSEG and Power earnings of approximately $210 million, or about $0.83 cents per share of PSEG common stock and will be reflected as a charge to discontinued operations in the fourth quarter of 2006.

     The sale is subject to approval by the Federal Energy Regulatory Commission, the U.S. Securities and Exchange Commission, compliance with the Hart Scott Rodino act, and may also require certain state regulatory approvals in Indiana. It is anticipated that the transaction will close in the second quarter of 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 - Press Release announcing the agreement to sell the Lawrenceburg Energy Center dated January 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Derek M. DiRisio

Derek M. DiRisio Vice President and Controller (Principal Accounting Officer)

Date: January 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Derek M. DiRisio

Derek M. DiRisio Vice President and Controller (Principal Accounting Officer)

Date: January 3, 2007